PAGE 1

                 ARCHER-DANIELS-MIDLAND COMPANY

                        Power of Attorney


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. J. SCHMALZ, R. P. REISING and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director of said Company to the Form 10-K for the fiscal year ended June 30, 1999, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of September, 1999.


                          /s/D. O. ANDREAS


                          D. O. ANDREAS


1
PAGE 2

                 ARCHER-DANIELS-MIDLAND COMPANY

                  Power of Attorney of Director


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, the Chief Executive Officer (Principal Executive Officer) and Chairman of the Board of Directors of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. J. SCHMALZ, R. P. REISING and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as the Chief Executive Officer and Chairman of the Board of Directors of said Company to the Form 10-K for the fiscal year ended June 30, 1999, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in -fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of September, 1999.


                                   /s/G. ALLEN ANDREAS
                                   G. ALLEN ANDREAS

2
PAGE 3



                 ARCHER-DANIELS-MIDLAND COMPANY

                  Power of Attorney of Director


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. J. SCHMALZ, R. P. REISING and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director of said Company to the Form 10-K for the fiscal year ended June 30, 1999, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of September, 1999.


                                   /s/J. R. BLOCK
                                   J. R. BLOCK
3
PAGE 4

                 ARCHER-DANIELS-MIDLAND COMPANY

                  Power of Attorney of Director


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. J. SCHMALZ, R. P. REISING and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director of said Company to the Form 10-K for the fiscal year ended June 30, 1999, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of September, 1999.


                                   /s/RICHARD BURT
                                   RICHARD BURT
4
PAGE 5


                 ARCHER-DANIELS-MIDLAND COMPANY

                  Power of Attorney of Director


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. J. SCHMALZ, R. P. REISING and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director of said Company to the Form 10-K for the fiscal year ended June 30, 1999, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of September, 1999.


                                   /s/ M. H. CARTER
                                   M. H. CARTER
5
PAGE 6
                 ARCHER-DANIELS-MIDLAND COMPANY

                  Power of Attorney of Director


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. J. SCHMALZ, R. P. REISING and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director of said Company to the Form 10-K for the fiscal year ended June 30, 1999, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of September, 1999.


                                   /s/G. O. COAN
                                   G. O. COAN
6
PAGE 7
                 ARCHER-DANIELS-MIDLAND COMPANY

                  Power of Attorney of Director


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. J. SCHMALZ, R. P. REISING and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director of said Company to the Form 10-K for the fiscal year ended June 30, 1999, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of September, 1999.


                                   /s/ F. ROSS JOHNSON
                                   F. ROSS JOHNSON

7

PAGE 8



                 ARCHER-DANIELS-MIDLAND COMPANY

                  Power of Attorney of Director


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. J. SCHMALZ, R. P. REISING and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director of said Company to the Form 10-K for the fiscal year ended June 30, 1999, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of September, 1999.


                                   /s/ M. BRIAN MULRONEY
                                   M. BRIAN MULRONEY

8
PAGE 9
                 ARCHER-DANIELS-MIDLAND COMPANY

                  Power of Attorney of Director


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. J. SCHMALZ, R. P. REISING and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director of said Company to the Form 10-K for the fiscal year ended June 30, 1999, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of September, 1999.


                                   /s/ R. S. STRAUSS
                                   R. S. STRAUSS

9
PAGE 10
                 ARCHER-DANIELS-MIDLAND COMPANY

                  Power of Attorney of Director


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. J. SCHMALZ, R. P. REISING and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director of said Company to the Form 10-K for the fiscal year ended June 30, 1999, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of September, 1999.


                                   /s/ J. K. VANIER
                                   J. K. VANIER

10
PAGE 11
                 ARCHER-DANIELS-MIDLAND COMPANY

                  Power of Attorney of Director


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. J. SCHMALZ, R. P. REISING and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director of said Company to the Form 10-K for the fiscal year ended June 30, 1999, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of September, 1999.


                                   /s/ O. G. WEBB
                                   O. G. WEBB

11
PAGE 12
                 ARCHER-DANIELS-MIDLAND COMPANY
                  Power of Attorney of Director


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of ARCHER-DANIELS-MIDLAND COMPANY, a Delaware corporation, does hereby make, constitute and appoint D. J. SCHMALZ, R. P. REISING and D. J. SMITH, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as a director of said Company to the Form 10-K for the fiscal year ended June 30, 1999, and all amendments thereto, to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., and to file the same, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers therein expressly granted.

          IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 16th day of September, 1999.


                                   /s/ANDREW YOUNG
                                   ANDREW YOUNG

12